Exhibit 99.1

Company Registration No. 4463915 (England and Wales)

STRIKE IT SERVICES LIMITED

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 JUNE 2006

STRIKE IT SERVICES LIMITED

COMPANY INFORMATION

Directors	J I Strike
	D Reeve	(Appointed 18 January 2008)
	P V M Walsh	(Appointed 21 July 2008)

Secretary	R S Horstead

Company number	4463915

Registered office	St Quivox
69 Windsor Road
Gerrards Cross
Buckinghamshire
SL9 7NL

Auditors	MacIntyre Hudson LLP
New Bridge Street House
30-34 New Bridge Street
London
EC4V 6BJ

Business address	45A Church Street
Weybridge
Surrey
KT13 8DG

STRIKE IT SERVICES LIMITED

CONTENTS

Page

Directors’ report	1

Independent auditors’ report	2 - 3

Profit and loss account	4

Balance sheet	5

Notes to the financial statements	6 - 9

STRIKE IT SERVICES LIMITED

DIRECTORS’ REPORT

FOR THE YEAR ENDED 30 JUNE 2006

The directors present their report and financial statements for the year ended 30 June 2006.

Principal activities

The principal activity of the company continued to be that of the provision of IT services.

Directors

The following directors have held office since 1 July 2005:

J I Strike
D Reeve	(Appointed 18 January 2008)
P V M Walsh	(Appointed 21 July 2008)
S J Strike	(Resigned 18 January 2008)

Auditors

MacIntyre Hudson LLP were appointed auditors to the company and in accordance with section 487(2) of the Companies Act 2006, a resolution proposing that they be re-appointed will be subject to a written resolution.

Directors’ responsibilities

The directors are responsible for preparing the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Statement of disclosure to auditors

So far as the directors are aware, there is no relevant audit information of which the company’s auditors are unaware. Additionally, the directors have taken all the necessary steps that they ought to have taken as directors in order to make themselves aware of all relevant audit information and to establish that the company’s auditors are aware of that information.

Small company provisions

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

On behalf of the board

P V M Walsh

Director

18 December 2008

STRIKE IT SERVICES LIMITED

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF STRIKE IT SERVICES LIMITED

We have audited the financial statements of Strike IT Services Limited for the year ended 30 June 2006 set out on pages 4 to 9. These financial statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of the directors and auditors

The directors’ responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the directors’ report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read the directors’ report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board, except that the scope of our work was limited as explained below.

An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. However, the evidence available to us was limited in relation to the opening balances as at 1 July 2005 and the comparatives in the current year’s financial statements which are derived from the financial statements for the year ended 30 June 2006. For that year, the company had taken advantage of the exemptions provided by Section 249A of the Companies Act 1985 and consequently the financial statements were not audited. Any adjustment to the figures would affect both the opening balances at 1 July 2005 and the comparative figures and the profit and loss account in the year.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

STRIKE IT SERVICES LIMITED

INDEPENDENT AUDITORS’ REPORT (CONTINUED)

TO THE SHAREHOLDERS OF STRIKE IT SERVICES LIMITED

Qualified opinion arising from a limitation in scope

Except for any adjustments which might have been found to be necessary had we obtained sufficient evidence concerning the completeness and accuracy of the opening balances, and of the profit for the year then ended, in our opinion:

the revised financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities seen as at the date the original financial statements were approved, of the state of the company’s affairs as at 30 June 2006; and

the revised financial statements have been properly prepared in accordance with the Companies Act 1985 as they have effect under the Companies (Revision of Defective Accounts and Reports) Regulations 1990; and

the original financial statements for the year ended 30 June 2006 failed to comply with the requirements of the Companies Act 1985 in the respects identified by the directors in the statement contained in note 1 to these revised financial statements; and

the information given in the Directors’ Report is consistent with the revised financial statements.

In respect solely of the limitation on our work relating to the opening balances:

we have not obtained all the information and explanations that we considered necessary for the purpose of our audit; and

we were unable to determine whether proper accounting records had been maintained.

Emphasis of matter

In forming our opinion on the revised financial statements, which is qualified, we have considered the adequacy of the disclosures made in note 1 to these revised financial statements concerning the need to revise the current assets and creditor amounts falling due within one year. The original financial statements were approved on 17 March 2007.

MacIntyre Hudson LLP	23 December 2008

Chartered Accountants
Registered Auditor	New Bridge Street House
30-34 New Bridge Street
London
EC4V 6BJ

STRIKE IT SERVICES LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 30 JUNE 2006

		Year ended
	Notes	30 June 2006 £	30 June 2005 £
Turnover		1,491,451	1,977,128
Cost of sales		(1,220,319)	(1,618,238)

Gross profit		271,132	358,890
Administrative expenses		(203,665)	(146,552)

Profit on ordinary activities before taxation	2	67,467	212,338
Tax on profit on ordinary activities	3	(12,886)	(42,523)

Profit for the year	10	54,581	169,815

STRIKE IT SERVICES LIMITED

BALANCE SHEET

AS AT 30 JUNE 2006

		2006		2005
	Notes	£	£	£	£
Fixed assets
Tangible assets	5		35,575		37,318
Current assets
Debtors	6	139,076		313,387
Cash at bank and in hand		1,985		8,873

		141,061		322,260
Creditors: amounts falling due within one year	7	(112,006)		(239,529)

Net current assets			29,055		82,731

Total assets less current liabilities			64,630		120,049

Capital and reserves
Called up share capital	9		5		5
Profit and loss account	10		64,625		120,044

Shareholders’ funds			64,630		120,049

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

Approved by the Board and authorised for issue on 18 December 2008

P V M Walsh

Director

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 JUNE 2006

1	Accounting policies

1.1	Accounting convention

The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005).

1.2	Compliance with and departure from accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

Revision to financial statements

Subsequent to the filing of the unaudited financial statements approved by the directors on 17 March 2007, the directors of the company’s new parent company appointed auditors in order to proceed with the group’s growth strategy. The subsequent review identified an error in the recognition of factoring receipts in the sum of £15,000. Current assets and Creditors amounts falling due within one year have been restated as a result. The adjustment has no effect on the profit for the year.

1.3	Turnover

Revenue is recognised to the extent that the company obtains the right to consideration in exchange for its performance. Revenue is measured at the fair value of the consideration received, excluding discounts and Vat. The following criteria must be met before revenue is recognised.

Permanent placement

Revenue from the permanent placement of candidates is recognised based on the term of the contracts.

Contract placement

Revenue from contract placement is recognised when the company obtains the right to consideration. Contract placement means a contract to supply man hours for an agreed number of hours at an agreed rate per hour. The right to consideration is obtained as and when the number of hours are completed.

1.4	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Computer equipment	33% straight line
Fixtures, fittings & equipment	25% straight line
Motor vehicles	20% straight line

1.5	Deferred taxation

Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

1.6	Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2006

2	Operating profit

	2006 £	2005 £
Operating profit is stated after charging:
Depreciation of tangible assets	13,951	11,842
Directors’ emoluments	16,170	22,488

3	Taxation

	2006 £	2005 £
Domestic current year tax
U.K. corporation tax	15,525	42,523

Current tax charge	15,525	42,523
Deferred tax
Origination and reversal of timing differences	(2,639)	—

	12,886	42,523

4	Dividends

	2006 £	2005 £
Ordinary interim paid	110,000	100,500

5	Tangible fixed assets

Plant and machinery etc £
Cost
At 1 July 2005	64,802
Additions	12,210

At 30 June 2006	77,012

Depreciation
At 1 July 2005	27,486
Charge for the year	13,951

At 30 June 2006	41,437

Net book value
At 30 June 2006	35,575

At 30 June 2005	37,318

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2006

6	Debtors

	2006 £	2005 £
Trade debtors	123,789	312,162
Other debtors	15,287	1,225

	139,076	313,387

7	Creditors: amounts falling due within one year

	2006 £	2005 £
Bank loans and overdrafts	7,160	8,571
Trade creditors	58,157	146,444
Taxation and social security	30,436	80,995
Other creditors	16,253	3,519

	112,006	239,529

Trade creditors include an obligation of £57,107 (2005 - £139,679) which is secured by a debenture over the assets of the company.

8	Pension costs

Defined contribution

	2006 £	2005 £
Contributions payable by the company for the year	4,307	16,161

9	Share capital

	2006 £	2005 £
Authorised
500 Ordinary ‘A’ shares of £1 each	500	500
500 Ordinary ‘B’ shares of £1 each	500	500

	1,000	1,000

Allotted, called up and fully paid
5 Ordinary ‘A’ shares of £1 each	5	5

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 JUNE 2006

10	Statement of movements on profit and loss account

Profit and loss account £
Balance at 1 July 2005	120,044
Profit for the period	54,581
Dividends paid	(110,000)

Balance at 30 June 2006	64,625

11	Financial commitments

At 30 June 2006 the company was committed to making the following payments under non-cancellable operating leases in the year to 30 June 2007:

	2006 £	2005 £
Operating leases which expire:
Within one year	1,250	7,500

12	Control

The company is a subsidiary of CMT Europe Limited, a company registered in England and Wales. CMT Europe Limited is controlled by the director, Mr P V M Walsh and the Company Secretary, Mr R S Horstead.

13	Post balance sheet events

On 18 January 2008 CMT Europe Limited acquired 100% of the issued share capital of the company.

Company Registration No. 4463915 (England and Wales)

STRIKE IT SERVICES LIMITED

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2007

STRIKE IT SERVICES LIMITED

COMPANY INFORMATION

Directors	J I Strike
	D Reeve	(Appointed 18 January 2008)
	P V M Walsh	(Appointed 21 July 2008)

Secretary	R S Horstead

Company number	4463915

Registered office	St Quivox 69 Windsor Road Gerrards Cross Buckinghamshire SL9 7NL

Auditors	MacIntyre Hudson LLP New Bridge Street House 30-34 New Bridge Street London EC4V 6BJ

Business address	45A Church Street Weybridge Surrey KT13 8DG

STRIKE IT SERVICES LIMITED

CONTENTS

Page
Directors’ report	1

Independent auditors’ report	2 - 3

Profit and loss account	4

Balance sheet	5

Notes to the financial statements	6 - 9

STRIKE IT SERVICES LIMITED

DIRECTORS’ REPORT

FOR THE PERIOD ENDED 31 DECEMBER 2007

The directors present their report and financial statements for the period ended 31 December 2007.

Principal activities

The principal activity of the company continued to be that of the provision of IT services.

Directors

The following directors have held office since 1 July 2006:

J I Strike
S J Strike	(Resigned 18 January 2008)
D Reeve	(Appointed 18 January 2008)
P V M Walsh	(Appointed 21 July 2008)

Auditors

MacIntyre Hudson LLP were appointed auditors to the company and in accordance with section 487(2) of the Companies Act 2006, a resolution proposing that they be re-appointed will be subject to a written resolution.

Directors’ responsibilities

The directors are responsible for preparing the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Statement of disclosure to auditors

So far as the directors are aware, there is no relevant audit information of which the company’s auditors are unaware. Additionally, the directors have taken all the necessary steps that they ought to have taken as directors in order to make themselves aware of all relevant audit information and to establish that the company’s auditors are aware of that information.

Small company provisions

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

On behalf of the board

P V M Walsh

Director

23 December 2008

STRIKE IT SERVICES LIMITED

INDEPENDENT AUDITORS’ REPORT

TO THE SHAREHOLDERS OF STRIKE IT SERVICES LIMITED

We have audited the financial statements of Strike IT Services Limited for the period ended 31 December 2007 set out on pages 4 to 9. These financial statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of the directors and auditors

The directors’ responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the directors’ report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read the directors’ report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board, except that the scope of our work was limited as explained below.

An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. However, the evidence available to us was limited in relation to the opening balances as at 1 July 2006 and the comparatives in the current year’s financial statements which are derived from the financial statements for the period ended 30 June 2006. Any adjustment to the figures would affect both the opening balances at 1 July 2006 and the comparative figures and the profit and loss account in the year.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

STRIKE IT SERVICES LIMITED

INDEPENDENT AUDITORS’ REPORT (CONTINUED)

TO THE SHAREHOLDERS OF STRIKE IT SERVICES LIMITED

Qualified opinion arising from a limitation in scope

Except for any adjustments which might have been found to be necessary had we obtained sufficient evidence concerning the completeness and accuracy of the opening balances, and of the profit for the period then ended, in our opinion:

the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company’s affairs as at 31 December 2007; and

the financial statements have been properly prepared in accordance with the Companies Act 1985; and

the information given in the Directors’ Report is consistent with the revised financial statements.

In respect solely of the limitation on our work relating to the opening balances:

we have not obtained all the information and explanations that we considered necessary for the purpose of our audit; and

we were unable to determine whether proper accounting records had been maintained.

MacIntyre Hudson LLP	23 December 2008

Chartered Accountants
Registered Auditor	New Bridge Street House 30-34 New Bridge Street London EC4V 6BJ

STRIKE IT SERVICES LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE PERIOD ENDED 31 DECEMBER 2007

		Period ended
	Notes	31 December 2007 £	30 June 2006 £
Turnover		3,560,520	1,491,451
Cost of sales		(2,924,801)	(1,220,319)

Gross profit		635,719	271,132
Administrative expenses		(412,313)	(203,665)

Operating profit	2	223,406	67,467
Interest payable and similar charges		(139)	—

Profit on ordinary activities before taxation		223,267	67,467
Tax on profit on ordinary activities	3	(47,287)	(12,886)

Profit for the period	10	175,980	54,581

STRIKE IT SERVICES LIMITED

BALANCE SHEET

AS AT 31 DECEMBER 2007

		2007		2006
	Notes	£	£	£	£
Fixed assets
Tangible assets	5		15,052		35,575
Current assets
Debtors	6	559,776		139,076
Cash at bank and in hand		1,144		1,985

		560,920		141,061
Creditors: amounts falling due within one year	7	(511,104)		(112,006)

Net current assets			49,816		29,055

Total assets less current liabilities			64,868		64,630

Capital and reserves
Called up share capital	9		5		5
Profit and loss account	10		64,863		64,625

Shareholders’ funds			64,868		64,630

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

Approved by the Board and authorised for issue on 23 December 2008

P V M Walsh

Director

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2007

1	Accounting policies

1.1	Accounting convention

The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005).

1.2	Compliance with accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3	Turnover

Revenue is recognised to the extent that the company obtains the right to consideration in exchange for its performance. Revenue is measured at the fair value of the consideration received, excluding discounts and Vat. The following criteria must be met before revenue is recognised.

Permanent placement

Revenue from the permanent placement of candidates is recognised based on the term of the contracts.

Contract placement

Revenue from contract placement is recognised when the company obtains the right to consideration. Contract placement means a contract to supply man hours for an agreed number of hours at an agreed rate per hour. The right to consideration is obtained as and when the number of hours are completed.

1.4	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

Computer equipment	33% straight line
Fixtures, fittings & equipment	25% straight line
Motor vehicles	20% straight line

1.5	Leasing

Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.6	Pensions

The company operates a defined contribution scheme for the benefit of its employees. Contributions payable are charged to the profit and loss account in the period they are payable.

1.7	Deferred taxation

Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balance has not been discounted.

1.8	Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 31 DECEMBER 2007

2	Operating profit

	2007 £	2006 £
Operating profit is stated after charging:
Depreciation of tangible assets	18,250	13,951
Directors’ emoluments	32,951	16,170

The number of directors for whom retirement benefits are accruing under money purchase pension schemes amounted to 1 (2006 - 1).

3	Taxation

	2007 £	2006 £
Domestic current year tax
U.K. corporation tax	47,287	12,886

Current tax charge	47,287	12,886

4	Dividends

	2007 £	2006 £
Ordinary interim paid	175,742	110,000

5	Tangible fixed assets

Plant and machinery etc £
Cost
At 1 July 2006	77,012
Additions	5,039
Disposals	(28,228)

At 31 December 2007	53,823

Depreciation
At 1 July 2006	41,437
On disposals	(20,916)
Charge for the period	18,250

At 31 December 2007	38,771

Net book value
At 31 December 2007	15,052

At 30 June 2006	35,575

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 31 DECEMBER 2007

6	Debtors

	2007 £	2006 £
Trade debtors	495,155	123,789
Other debtors	64,621	15,287

	559,776	139,076

7	Creditors: amounts falling due within one year

	2007 £	2006 £
Bank loans and overdrafts	338,181	7,160
Trade creditors	67,084	58,157
Taxation and social security	75,908	30,436
Other creditors	29,931	16,253

	511,104	112,006

Trade creditors include an obligation of £**** (2006 - £57,107) which is secured by a debenture over the assets of the company.

8	Pension costs

Defined contribution

	2007 £	2006 £
Contributions payable by the company for the period	8,800	4,307

9	Share capital

	2007 £	2006 £
Authorised
500 Ordinary ‘A’ of £1 each	500	500
500 Ordinary ‘B’ of £1 each	500	500

	1,000	1,000

Allotted, called up and fully paid
5 Ordinary ‘A’ of £1 each	5	5

STRIKE IT SERVICES LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 31 DECEMBER 2007

10.	Statement of movements on profit and loss account

Profit and loss account £
Balance at 1 July 2006	64,625
Profit for the period	175,980
Dividends paid	(175,742)

Balance at 31 December 2007	64,863

11	Financial commitments

At 31 December 2007 the company was committed to making the following payments under non-cancellable operating leases in the year to 31 December 2008:

	2007 £	2006 £
Operating leases which expire:
Within one year	2,167	1,250

12	Control

The company is a subsidiary of CMT Europe Limited, a company registered in England and Wales. CMT Europe Limited is controlled by the director, Mr P V M Walsh and the Company Secretary, Mr R S Horstead.

13	Related party transactions

During the period a motor vehicle with a net book value of £7,454 was sold to a director, Mr J Strike for £11,000.

At the balance sheet date £10,532 was due to Mr J Strike. This balance is included within other creditors and disclosed as an amount due within one year. This was the maximum amount due to Mr J Strike during the period.

14	Post balance sheet events

On 18 January 2008 CMT Europe Limited acquired 100% of the issued share capital of the company.

STRIKE IT SERVICES LIMITED

MANAGEMENT INFORMATION

FOR THE PERIOD ENDED 31 DECEMBER 2007

STRIKE IT SERVICES LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT

FOR THE PERIOD ENDED 31 DECEMBER 2007

	Period ended
	31 December 2007		30 June 2006
	£	£	£	£
Turnover
Sales		3,555,513		1,491,451
Other income		5,007		—

		3,560,520		1,491,451
Cost of sales
Direct costs	20,408		9,458
Consultancy	2,904,393		1,210,861

		(2,924,801)		(1,220,319)

Gross profit	17.85%	635,719	18.18%	271,132
Administrative expenses		(412,313)		(203,665)

Operating profit		223,406		67,467
Interest payable
Bank interest	39		—
Interest on overdue tax	100		—

		(139)		—

Profit before taxation	6.27%	223,267	4.52%	67,467

STRIKE IT SERVICES LIMITED

SCHEDULE OF ADMINISTRATIVE EXPENSES

FOR THE PERIOD ENDED 31 DECEMBER 2007

	Period ended
	31 December 2007 £	30 June 2006 £
Administrative expenses
Wages and salaries	177,979	74,155
Directors’ remuneration	24,151	11,863
Employer’s N.I. contributions	21,847	11,998
Directors’ pension costs	8,800	4,307
Health insurance	1,901	960
Rent re operating leases	17,609	7,500
Insurance	2,397	—
Light and heat	—	729
Cleaning	466	277
Repairs and maintenance	2,651	2,653
Printing, postage and stationery	5,830	2,288
Advertising	1,726	—
Telephone	9,424	6,470
Computer running costs	2,205	16,503
Motor running expenses	16,888	6,322
Travelling expenses	8,397	1,738
Entertaining	20,334	10,933
Legal and professional	4,135	6,710
Accountancy	11,875	4,166
Bank charges	2,683	1,218
Factoring charges	44,965	18,924
Bad and doubtful debts	10,847	—
Profit/loss on foreign currency	640	—
Depreciation on fixtures fittings and equipment	8,274	5,047
Depreciation on motor vehicles	9,976	8,904
Profits/losses on disposal of tangibles	(3,687)	—

	412,313	203,665